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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                           Reported): July 28, 2000




     MORGAN STANLEY DEAN WITTER CAPITAL I INC., (as depositor under the Pooling and Servicing Agreement, dated as of July 1, 2000, providing for the issuance of the Morgan Stanley Dean Witter Capital I 2000-1 Trust, Mortgage Pass-Through Certificates, Series 2000-1).


                   MORGAN STANLEY DEAN WITTER CAPITAL I INC.
            (Exact name of registrant as specified in its charter)


          Delaware                     333-77215            13-3291626
----------------------------        ---------------      -------------------
(State or Other Jurisdiction         (Commission          (I.R.S. Employer
     of Incorporation)                File Number)       Identification No.)



1585 Broadway, 2nd Floor
  New York, New York                                           10036
----------------------                                      ----------
  (Address of Principal                                     (Zip Code)
   Executive Offices)

Registrant's telephone number, including area code (212)      761-4700

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Item 5.  Other Events

Incorporation of Certain Documents by Reference

     On July 28, 2000, Morgan Stanley Dean Witter Capital I, Inc. (the "Company") entered into a Pooling and Servicing Agreement dated as of July 1, 2000 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, Morgan Stanley Dean Witter Credit Corporation ("MSDWCC"), as seller and servicer, and Wells Fargo Bank Minnesota, National Association, as trustee (the "Trustee"), providing for the issuance of the Company's Mortgage Pass-Through Certificates, Series 2000-1. The Pooling and Servicing Agreement is annexed hereto as Exhibit 99.1.

     The Certificates and the Mortgage Loans are more particularly described in the Prospectus, dated July 25, 2000, and the Prospectus Supplement, dated July 25, 2000, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b)(5).

Item 7.  Financial Statements, Pro Forma Financial

Information and Exhibits.


(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

         99.1 Pooling and Servicing Agreement, dated as of July 1, 2000 by and among the Company, the Seller, the Servicer and the Trustee.



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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               MORGAN STANLEY DEAN WITTER CAPITAL I INC.



                               By:  /s/  Andrew Berman
                                    -------------------------------------
                                    Name:    Andrew Berman
                                    Title:   Vice President



Dated:  March 13, 2001


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Exhibit Index


Exhibit          Description                                          Page
-------          -----------                                          ----
99.1             Pooling and Servicing Agreement, dated as of           7
                 July 1, 2000 by and among the Company, the Seller, the Servicer and the Trustee.